Exhibit 99.1

Cincinnati Financial Corporation 2003 Investor Headquarters Visit September 24-25, 2003

Nasdaq:CINF Today's presentations contain forward-looking statements that involve risks and uncertainties. Please refer to our various filings with the Securities and Exchange Commission for factors that could cause results to materially differ from those discussed. Reconciliations of non-GAAP and non-statutory data are available at www.cinfin.com

Structured for Strength and Stability 19th largest publicly traded insurer based on revenues 30th largest property casualty insurer by premium volume Market capitalization of $6.6 billion (9/23/03) Well capitalized and highly rated Strong growth and underwriting profit in 2002 and first half of 2003

Outperform in 2003 and Beyond John J. Schiff, Jr., CPCU Chairman & Chief Executive Officer

Your Day with Us Insurance Operations Inside Cincinnati - In-Depth Look at Our Business Scott Insurance Agency and Cincinnati Field Team Financial Strength and Stability

Scott Insurance Agency Walker Sydnor, CPCU, president, and Patty Pollard, ACSR, CPIW, AU, manager - personal lines, of Scott Insurance Agency, Lynchburg, Virginia Cincinnati field team Ron Klimkowski, AIC Dan Gray Chris Rittenhouse Linda Hutchinson, APA, CIC Pat Draney, AIC Kristine Roach

Special Guests William F. Bahl, CFA, director W. Rodney McMullen, director Frank J. Schultheis, director Robert B. Morgan, former president and chief executive officer George J. Berry, Jr., Nasdaq representative Officers from a variety of departments

Outperform in 2003 and Beyond Generate steady growth and above-average profitability by leveraging regional franchise and proven agency-centered business strategy Obtain strong investment income growth and capital appreciation through equity-focused investment strategy Maintain financial strength

Enhancing Return to Shareholders Philosophy leads to long-term shareholder value 11.3% 10-year compound growth in paid dividends 12.4% increase in indicated annualized payout in February 2003 43rd consecutive increase 100-share investment in 1950 now 194,667 shares without cash dividend reinvestment

Focus on Shareholder Value Operating Income Dividends Paid Net Income 1997* 1.49 0.5333 1.77 1998 1.16 0.5967 1.41 1999 1.52 0.6633 1.52 2000 0.9 0.74 0.89 2001 1.29 0.82 1.19 2002 1.84 0.8775 1.46 1H 2002 0.74 0.67 0.4325 1H 2003 1.11 0.87 0.4725 See the Operations section of the Investors page of www.cinfin.com for non-GAAP and non-statutory reconciliation information. Per diluted share

Outperform in 2003 and Beyond Insurance Operations

Leverage Regional Franchise and Proven Agency-centered Business Strategy J.F. Scherer Senior Vice President Sales & Marketing

Agency Centered "A company sponsored and principally owned by local agents, presently operating under the American Agency System and committed to operating under the same system for many years to come." -1950 Prospectus

At Home on Main Street Regional carrier Main Street property casualty business 950 local independent insurance agencies in 31 states Market for about 75% of agency's typical risks Approximately 90% of property casualty policies less than $10,000 premium Agents in Main Street markets place value on claims service, market stability, access to executives Cincinnati was No. 1 or No. 2 carrier in 71% of agency locations in 2002

Market for 75% of Agency's Typical Risks Life Homeowner Other Other Liability Commercial Multi-Peril Commercial Auto Workers' Comp Personal Auto 0.04 0.09 0.1 0.12 0.25 0.16 0.12 0.16 Percent of 2002 consolidated net earned premiums Commercial Lines 69% Property Casualty Personal Lines 27% $2.5 Billion in 2002 Net Earned Premium

Serving Select Group 950 Independent Agencies in 31 States Headquarters (no branches) Actively Marketing

Our Chosen Partners - The Independent Agent Dollars in millions Industry Industry Cincinnati Cincinnati Industry Aggregate Revenue Industry Aggregate Revenue Cincinnati Aggregate Premium Cincinnati Aggregate Premium Agency Size (Revenue) # % Total # % Total $ % Total $ % Total $10.0+ 200 1 15 2 4,000 12 102 4 $2.5-$10.0 2,500 6 163 17 12,500 38 755 31 $1.25-$2.5 3,500 9 205 21 6,125 18 636 26 $0.5-$1.25 8,000 20 365 38 6,000 18 706 29 $0.15-$0.5 15,000 38 205 21 3,750 11 245 10 Under 150k 10,000 26 7 1 1,000 3 5 - 39,200 100 952 100 33,375 100 2,449 100 Source: Reagan & Associates, Best Practices Study

Agent and Consumer Satisfaction Independent consumer surveys Cincinnati among top insurers for auto and homeowners claims service Agents' top choice for commercial auto Pricing, accessibility and claims payment methods "unsurpassable" (Crittenden's Property Casualty Ratings, June 2, 2003) Online Consumer Information Source Shows Cincinnati's exceptionally low complaint ratios (www.naic.org)

1998 1999 2000 2001 2002 1H 2003 Cincinnati 0.058 0.079 0.152 0.13 0.14 0.133 Estimated Industry (A.M. Best) 0.018 0.019 0.044 0.081 0.157 0.127 Opportunities for Continued Steady Property Casualty Premium Growth Room to grow in marketplace Continue to subdivide territories to improve service Increase penetration of each agency's business Selectively appoint new agencies See the Operations section of the Investors page of www.cinfin.com for non-GAAP and non-statutory reconciliation information. Net Written Premium Growth

Potential in the Marketplace 2002 Statutory Direct Written Premiums (dollars in millions) Cincinnati Total P/C Industry Cincinnati Market Penetration Cincinnati Total P/C Industry Cincinnati Market Penetration Ohio $651 $16,882 3.9% Illinois 280 19,058 1.5 Indiana 221 8,802 2.5 Pennsylvania 156 16,807 0.9 Michigan 157 14,840 1.1 Georgia 161 10,764 1.5 All Active States $2,894 $247,359 1.2

Improving Service Subdividing Territories; Adding Local Staff 83 territories at year-end 2002 from 70 at year-end 1998 Four new territories planned for 2003 1,059 local marketing, claims and other staff from 860 five years ago 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 6-mos 2003 Premiums Written 14.958 14.569 14.729 15.03 14.494 14.765 15.886 17.335 19.975 21.565 Territories 51 56 60 63 68 70 70 74 76 83 * Dollars in millions Commercial Premiums/Territory

2003 New Territories North Carolina First Quarter Northern Virginia Second Quarter Tiffin, Ohio Third Quarter Greater Atlanta Fourth Quarter On the Drawing Board On the Drawing Board Milwaukee Chicago St. Louis Upstate New York

Successful Agencies Agency Direct Written Premiums (Dollars in millions) 2001 2002 Agency Relationships 960 952 Cincinnati $2,135 $2,449 Total Agency P/C $11,585 $13,263 Cincinnati Agency Penetration 18.4% 18.0%

Potential in OUR OWN Marketplace 2002 Statutory Direct Written Premiums (dollars in millions) Cincinnati Total Agency P/C Cincinnati Penetration Agencies appointed 1992 and prior 671 $1,954 $7,818 25.0% Agencies appointed 1993 to present* 281 495 5,445 9.1 * In 2002, agencies appointed before 1993 represented 70.5% of our agency relationships; 58.9% of total agency p/c premiums; and 79.8% of Cincinnati's total direct written premium.

Selectively Appoint New Agencies Tap growth opportunities within existing states Familiar turf Penetrate all centers of influence Perform extensive due diligence Establish targets for appointment 2003: 35 to 40 agencies 2004 and beyond: 150+ agencies

Further Improvement Balancing Growth with Profitability Leverage local knowledge/underwriting Show strategy in action Personal lines Commercial lines Claims Life insurance 1998 1999 2000 2001 2002 1H 2003 Estimated Industry (A.M. Best) 1.056 1.078 1.101 1.155 1.072 0.999 Cincinnati 1.042 1.004 1.099 1.036 0.996 0.957 Industry--excluding catastrophes 1.05 1.043 1.055 1.082 1.043 Cincinnati--excluding catastrophes 0.981 0.979 1.072 1.005 0.96 0.919 See the Operations section of the Investors page of www.cinfin.com for non-GAAP and non-statutory reconciliation information. Post-dividend statutory combined ratio

As True Today as It Was Yesterday... and Will Be Tomorrow "Agents made these results possible. It is in the spirit of partnership that the future progress of The Cincinnati Insurance Companies rests." -Harry M. Turner First President of The Cincinnati Insurance Companies June 1963

Leverage Regional Franchise and Proven Agency-centered Business Strategy J.F. Scherer Senior Vice President Sales & Marketing

The Opportunity in Personal Lines Larry Plum, CPCU President The Cincinnati Casualty Company

Personal Lines at Cincinnati $364 million in net earned premiums in the first half of 2003 28% of property casualty premiums 11.4% growth in first half 2003 25 of 31 states; 663 of 950 agencies Six states account for 73% of premium Alabama, Georgia, Illinois, Indiana, Michigan, Ohio

The Opportunity in Personal Lines Personal lines enhances the value of the Cincinnati agency contract Our products add value to what the agents can offer Helps agents strengthen ties with decision-makers in their communities Allows agents the chance to grow their agency volume and commission income

Profitability Improvement Opportunities 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 Personal Lines Combined Ratio 1.049 1.198 1.045 0.992 0.995 1.152 Combined Ratio Excluding Catastrophes 0.989 1.053 1.051 0.906 1.008 0.974 Based on pro forma data. See the Operations section of the Investors page of www.cinfin.com for reconciliation information. Post-dividend statutory combined ratio

Sustain Success in Personal Auto Targeting quarterly loss and loss expense ratio below 70% during 2004 Benefits seen from re-underwriting program Strengthening standards Confirming premium volume commitments Looking at renewals closer 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 Loss and LAE Ratio 0.681 0.841 0.725 0.519 0.724 0.726

Focus on Homeowner Targeting quarterly loss and loss expense ratio in 72% to 74% range in approximately 24 months Improve profitability through: Rate changes Insurance-to-value Changes in policy terms and conditions - water damage, others Re-underwriting programs 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 Loss & LAE Ratio 0.797 1.378 0.885 0.862 0.631 1.339 Loss & LAE Ratio Excluding Catastrophes 0.621 0.96 0.92 0.616 0.676 0.851 Based on pro forma data. See the Operations section of the Investors page of www.cinfin.com for reconciliation information.

Homeowner Rate Changes 2001 2001 2002 2002 2003 2003 Month % Month % Month % Ohio January 0.3 March 5.9 January 7.8 Ohio November 10.2 -- -- Sept 1.6 Indiana March (0.7) Feb 11.6 May 21.0 Illinois Nov 4.7 July 17.4 July 17.2

1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 Ohio 0.274 0.266 0.269 0.282 0.46 0.46 0.46 0.37 Indiana 0.129 0.287 0.366 0.358 0.341 0.376 0.376 0.376 Illinois 0.232 0.19 0.394 0.41 0.441 0.441 0.441 0.398 Homeowner Rate Impact on Renewal Business

Personal Lines Focus One-year homeowner policies Recruiting and training Shortening filing times Understanding our market Technology

Diamond Personal Lines Processing System Integrated processing system for six lines of business Offers agents choice and control Increases flexibility Agency bill vs. direct bill Print in headquarters or agent's office State-by-state rollout Kansas - up and running Indiana, Michigan and Ohio - 2004 Remainder of states to follow

"Success in business requires training and discipline and hard work. But if you're not frightened by these things, the opportunities are just as great today as they ever were." David Rockefeller

Profitability, Growth, Service Tom Joseph, CPCU Senior Vice President Commercial Lines

Commercial Lines Where are we? How did we get here? How will we succeed in the future?

The Cincinnati Difference Frontline agency underwriting Representatives living in the communities we serve, making underwriting decisions on the spot Personal relationships between underwriters, field marketing representatives, agents and policyholders are our top priority Strong emphasis on and commitment to underwriting education for associates and agents

Where Are We? 1999 2000 2001 2002 1H 2003 Commercial lines statutory combined ratio 1.012 1.144 1.007 0.968 0.911 See the Operations section of the Investors page of www.cinfin.com for non-GAAP and non-statutory reconciliation information.

Where Are We? 2000 2001 2002 1H 2003 Commercial multi-peril 0.754 0.771 0.695 0.681 Commercial auto 1.204 0.857 0.675 0.605 Other liability 0.818 0.589 0.778 0.561 Workers' compensation 0.739 0.807 0.8 0.794

How Did We Get Here? Net earned premium growth 2002: 19.1% 1H 2003: 13.2% Re-underwriting campaign Risk selection guide Senior officer approval of higher limits Stricter pre-inspection standards Pre-renewal lists Agency reviews Field claims risk reports

How Did We Get Here? Product management group Rate increases (base rates and package factors) Product monitoring File auditing Joint underwriting task forces Special programs Contractors'

How Will We Succeed in the Future? Resist trying to be all things to all customers Focus on what has made us historically profitable Strong underwriting Focus on relationships Balance growth and profitability

How Will We Succeed in the Future? Respond appropriately to the changing marketplace Underwriters reacting carefully Protect good, profitable business Seek renewal increases where appropriate and when available Write business at a rate that maintains profitability

How Will We Succeed in the Future? Proceed with technology and automation initiatives Make it even easier for agents to place good business with Cincinnati Monitor competitor pricing and products Make changes where it makes sense for us Round out existing accounts with additional coverages Protects policyholders from further risk Increases profitability of each piece of business Promote underwriter visits to agencies Personal relationships helps grow our business

Focus on Top-Notch Service Contribute to growth by providing outstanding customer service Appropriate staffing Five underwriting classes annually Rating classes doubled Technology and automation initiatives WinCPP - currently being deployed Imaging and automated workflow - project launched e-CLAS - future processing system

Above and Beyond Profitable Niche Commercial Markets Machinery & Equipment Specialties Loss and loss expense ratio typically below 30% Premium volume has doubled over the last five years with the introduction of Equipment Breakdown Coverage Bond & Executive Risk Specializes in surety and fidelity coverage Consistently profitable

High-Quality Reinsurers Property catastrophe - retain first $25 million reinsured for 57% of next $20 million, 95% of losses $45 million to $400 million Property working - retain first $2 million reinsured for 60% of next $3 million, 100% of losses $5 million to $25 million Casualty working - retain first $2 million reinsured for 40% of next $2 million, 100% of losses $4 million to $25 million Facultative reinsurance

Profitability, Growth, Service Tom Joseph, CPCU Senior Vice President Commercial Lines

Claims Operations James E. Benoski Chief Insurance Officer & Senior Vice President Headquarters Claims

Local Authority, Personal Touch, Prompt Service 3 to 30 representatives 31 to 60 representatives 61 to 75 representatives > 75 representatives Not actively marketed

Experience Counts Industry Experience Cincinnati Experience Field Claims Representatives 13 9 Field Claims Managers 21 18 Headquarters Supervisors 21 18 Headquarters Managers 33 29

Loss Issues Industry-wide severity and frequency concerns Asbestos and environmental Survival ratio at 12.3 years on gross basis Represents less than 1.1% of outstanding claims Mold 228 pending claims with reserves of approximately $1.5 million Uninsured/underinsured motorists IBNR at $17.5 million after net $8.3 million in losses in 2003

Frequency and Severity 4Q1995 1Q1996 2Q1996 3Q1996 4Q1996 1Q1997 2Q1997 3Q1997 4Q1997 1Q1998 2Q1998 3Q1998 4Q98 1Q99 2Q99 3Q99 4Q99 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 Severity Severity without ALAE (Incurred Loss w/o ALAE / Claim Count) 2727 2880 2879 2898 2964 2924 2875 2830 2788 2746 3018 3138 2971 3033 2864 2895 3122 3201 3274 3429 3576 3750 4026 4188 4313 4367 4503 4567 4650 4635 Frequency Frequency (Claim Count / Earned Premium x 1,000) 0.2119 0.2073 0.2127 0.2145 0.2102 0.2061 0.2011 0.1987 0.1969 0.1949 0.195 0.1965 0.2183 0.2213 0.2195 0.2136 0.1905 0.1835 0.1794 0.1797 0.1767 0.1783 0.1745 0.1678 0.1629 0.1543 0.1494 0.1409 0.1333 0.1278

Large Losses 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 Case reserve increases > $250,000 0.071 0.061 0.05 0.055 0.039 0.05 New claims $250,000 to $1 million 0.072 0.054 0.069 0.07 0.051 0.057 New claims > $1 million 0.025 0.064 0.044 0.041 0.034 0.04 <$250,00 0.391 0.438 0.414 0.33 0.394 0.366

Catastrophes 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 Loss Ratio 0.025 0.081 0.008 0.033 0.004 0.072

Initiatives Subrogation and salvage Auto glass program Auto physical damage audit Managed care for workers' compensation Annuities Automation

Subrogation and Salvage Recoveries 1998 1999 2000 2001 2002 31.199 32.476 36.429 40.34 42.111 In millions

Auto Glass Program Current Future Discount* 45% 58% Agent participation 30% 95% Repair** 20% 30% Yearly average invoices 6,000 20,000 Yearly average savings $660,000 $2.4 million * Recently renegotiated discounts ** Repairs save more than $300; insured's deductible is waived

Auto Estimate Repricing Through June 2003 Original estimates $25.9 million Post audit $24.1 million Savings $1.8 million Vendor fees $285,454 Net savings $1.5 million Average net savings per estimate $194 Overall saved 7%

Workers' Compensation Medical Bill Audit (Dollars in millions) (Dollars in millions) (Dollars in millions) (Dollars in millions) Increase from Prior Year Gross Charges Gross Savings Fees Net Savings Increase from Prior Year 2002 $89.5 $21.8 $2.9 $18.9 14.3% 2001 81.4 19.1 2.6 16.5 22.9% 2000 65.7 15.6 2.1 13.5 16.9%

Structured Settlements of Property Casualty Claims Annuity Premium Volume 1998 1999 2000 2001 2002 1H 2003 17.022 11.023 24.185 25.636 23.87 9.773 In millions

Automation Claims Management System Electronic claims processing system Rollout to begin in October 2003 Enhances efficiency and effectiveness of field claims Single point of entry Reduces time associates spend on paperwork Lays groundwork for move to paperless processing Reduces opportunity for fraud Tangible and intangible benefits for policyholders, agents and company

Claims Operations James E. Benoski Chief Insurance Officer & Senior Vice President Headquarters Claims

Life Insurance - Helping to Attract and Retain High-quality Agents David H. Popplewell, FALU, LLIF President and COO The Cincinnati Life Insurance Company

Why Sell Life? Diversify revenue stream for property casualty agencies Expand product portfolio to meet needs of agency clients Enhance client relationships Improve overall persistency Add stable business that reduces impact of property casualty cycles Increase Cincinnati revenues and income

Agency Relationships Our property casualty agencies produce 75% of life written premiums 300 independent life agencies produce 25% of life written premiums

Steadily Rising Agency Penetration 1998 1999 2000 2001 2002 At June 30, 2003 $10,000 - $50,000 265 288 409 393 626 428 $50,000 - $100,000 25 41 73 92 283 144 $100,000 - $200,000 12 19 22 52 189 74 > $200,000 1 3 6 20 106 32 Number of agencies

Cincinnati's LifeHorizons Product Portfolio Term Whole Life Universal Life Worksite Life Disability Income Long-term Care Annuity

Applications Submitted (All Lines) 1998 1999 2000 2001 2002 At June 30, 2003 East 32351 42180 45615 41432 48004 23895 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9

Total In-force Policy Count 1998 1999 2000 2001 2002 At June 30, 2003 East 264207 273724 285667 296587 313747 321584 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9

Life Policy Face Amounts In Force 1998 1999 2000 2001 2002 At June 30, 2003 13060 17900 23525 27534 32486 35624 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Excludes Annuities, Accident and Health Business In millions

Net Earned Premium (GAAP) 1998 1999 2000 2001 2002 2003 First six months 41.58 44.22 70.095839 74.67 79.35 80.73 45.83 In millions First six months

Expenses as a Percent of Premium (Dollars in millions) 1999 2000 2001 2002 1H 2003 Adjusted Gross Written Premiums $117.8 $137.3 $122.0 $210.4 $95.3 Insurance Expense $18.5 $20.3 $25.1 $26.5 $12.3 Adjusted Expense Ratio 15.7% 14.8% 20.6% 12.6% 12.9% See the Operations section of the Investors page of www.cinfin.com for non-GAAP and non-statutory reconciliation information.

Capital & Surplus (GAAP) 1998 1999 2000 2001 2002 At June 30, 2003 524.972856 463.18 524.65 551.85 537.49 580.28 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 In millions

Cincinnati Life Assets (GAAP, Including Separate Accounts) 1998 1999 2000 2001 2002 At June 30, 2003 East 1210.182818 1447.13 1620.93 1760.81 1987.96 2220.87 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 In millions

Agency Support Agent education and training Special financial assistance and incentives Life agent development Lead generation Life sales system One-on-one headquarters service On-site sales assistance

Life Insurance - Helping to Attract and Retain High-quality Agents David H. Popplewell, FALU, LLIF President and COO The Cincinnati Life Insurance Company

The 10 O'clock Meeting Jody Wainscott Vice President Research & Development

Communication ... Communication ... Communication Ensuring the flow of agent- and market-focused information Attended by CEO and officers with responsibility for sales, production and operations, including support functions like claims, rate and product filings, research and development Share information about agents, competition, trends, loss activity, service